Exhibit 99.1

Stronghold Announces Addition of up to ~1 EH/s Through
Bitcoin Miner Purchases and an Option to Purchase Bitcoin Miners

Purchases 5,000 Bitcoin Miners with Aggregate Hash Rate Capacity of ~600 PH/s and Average Efficiency of ~25 J/T, All Expected to Be Delivered in January 2024

Stronghold Also Receives the Option to Purchase 2,500 Canaan
Avalon A1466 Bitcoin Miners with Aggregate Hash Rate Capacity of 360 PH/s and Expected Efficiency of 21.5 J/T

Provides December Bitcoin Mining Update

NEW YORK January 2, 2024 – Stronghold Digital Mining, Inc. (NASDAQ: SDIG) (“Stronghold” or the “Company”) today announced that it executed agreements to purchase an aggregate of 5,000 Bitcoin miners on December 26, 2023, for approximately $8.5 million. These miners are expected to provide Stronghold with approximately 600 PH/s of cumulative hash rate capacity with average efficiency of 25 J/T.

The purchased miners include (i) 2,800 new Bitmain S19K Pro miners (115-120 TH/s per miner, 23 J/T efficiency) purchased from Luxor Technology Corporation (“Luxor”), (ii) 1,100 new MicroBT Whastminer M50 miners (120 TH/s per miner, 27 J/T efficiency) purchased from Luxor, and (iii) 1,100 new Avalon A1346 miners (123 TH/s per miner, 28.9 J/T efficiency) purchased from Canaan Creative Global Pte. Ltd. (“Canaan”). Stronghold funded the purchases with proceeds from the Company’s recently announced private placement, and the delivery of all purchased miners is expected no later than January 2024.

In addition to the purchase of the Avalon A1346 miners from Canaan, Stronghold was  granted the option to purchase 2,500 Avalon A1466 miners (expected specifications of 140-150 TH/s per miner and 21.5 J/T efficiency) any time between now and December 2024 for $12 per TH/s. The A1466 miners are expected to be available starting in April 2024.

December Bitcoin Mining Update

Stronghold mined 207 Bitcoin in December 2023 and generated approximately $0.4 million in energy revenue, which represented the equivalent of approximately 9 additional Bitcoin based on the average price of Bitcoin during the month. This equated to approximately 216 of Bitcoin-equivalent production in December 2023, up approximately 2% sequentially compared to the Company’s 212 Bitcoin-equivalent production in November.

The Company generated an estimated $8.5 million of revenue during the month of December, its highest monthly revenue in 2023. The driver of the sequential increase was a higher hash price of $0.10 in December compared to $0.08 in November. Drivers of the higher hash price were a 16% rise in average daily BTC price and higher transaction fees/block subsidies averaging 26% in December compared to 14% in November, partially offset by an increase in network hash rate of 6%.

About Stronghold Digital Mining, Inc.
Stronghold is a vertically integrated Bitcoin mining company with an emphasis on environmentally beneficial operations. Stronghold houses its miners at its wholly owned and operated Scrubgrass Plant and Panther Creek Plant, both of which are low-cost, environmentally beneficial coal refuse power generation facilities in Pennsylvania.

Forward Looking Statements of Stronghold:
Certain statements contained in this press release, including guidance, constitute “forward-looking statements.” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements and the business prospects of Stronghold are subject to a number of risks and uncertainties that may cause Stronghold’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things: the hybrid nature of our business model, which is highly dependent on the price of Bitcoin; our dependence on the level of demand and financial performance of the crypto asset industry; our ability to manage growth, business, financial results and results of operations; uncertainty regarding our evolving business model; our ability to retain management and key personnel and the integration of new management; our ability to raise capital to fund business growth; our ability to maintain sufficient liquidity to fund operations, growth and acquisitions; our substantial indebtedness and its effect on our results of operations and our financial condition; uncertainty regarding the outcomes of any investigations or proceedings; our ability to enter into purchase agreements, acquisitions and financing transactions; public health crises, epidemics, and pandemics such as the coronavirus pandemic; our ability to procure crypto asset mining equipment, including from foreign-based suppliers; our ability to maintain our relationships with our third party brokers and our dependence on their performance; our ability to procure crypto asset mining equipment; developments and changes in laws and regulations, including increased regulation of the crypto asset industry through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act and the Investment Company Act; the future acceptance and/or widespread use of, and demand for, Bitcoin and other crypto assets; our ability to respond to price fluctuations and rapidly changing technology; our ability to operate our coal refuse power generation facilities as planned; our ability to remain listed on a stock exchange and maintain an active trading market; our ability to avail ourselves of tax credits for the clean-up of coal refuse piles; and legislative or regulatory changes, and liability under, or any future inability to comply with, existing or future energy regulations or requirements. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K filed on April 3, 2023 and in our subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement or guidance speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements or guidance, whether because of new information, future events, or otherwise.

Safe Harbor Statement of Canaan
This announcement contains forward−looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward−looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar statements. Among other things, the business outlook and quotations from management in this announcement, as well as Canaan Inc.’s strategic and operational plans, contain forward−looking statements. Canaan Inc. may also make written or oral forward−looking statements in its periodic reports to the U.S. Securities and Exchange Commission (“SEC”) on Forms 20−F and 6−K, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about Canaan Inc.’s beliefs and expectations, are forward−looking statements. Forward−looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward−looking statement, including but not limited to the following: the Company’s goals and strategies; the Company’s future business development, financial condition and results of operations; the expected growth of the Bitcoin industry and the price of Bitcoin; the Company’s expectations regarding demand for and market acceptance of its products, especially its Bitcoin mining machines; the Company’s expectations regarding maintaining and strengthening its relationships with production partners and customers; the Company’s investment plans and strategies, fluctuations in the Company’s quarterly operating results; competition in its industry; and relevant government policies and regulations relating to the Company and cryptocurrency. Further information regarding these and other risks is included in the Company’s filings with the SEC, including its registration statement on Form F−1, as amended, and its annual reports on Form 20−F, as amended. All information provided in this press release and in the attachments is as of the date of this press release, and Canaan Inc. does not undertake any obligation to update any forward−looking statement, except as required under applicable law.

Contacts:

Stronghold Digital Mining, Inc.
Investor Contact:
Matt Glover or Alex Kovtun
Gateway Group, Inc.
SDIG@gateway-grp.com
1-949-574-3860

Media Contact:
contact@strongholddigitalmining.com

Canaan Inc.
Ms. Xi Zhang
IR@canaan-creative.com
Media Contact:
ICR, LLC.
Robin Yang
canaan.ir@icrinc.com